                                  EXHIBIT 21.1

                               HEALTHTRONICS, INC.
                            SCHEDULE OF SUBSIDIARIES
                            (as of January 31, 2001)


Tenn-Ga Prostate Therapies, LLC                        TN      Limited Liability Corporation

Prostate Therapies of East Texas, LLC                  TX      Limited Liability Corporation

Litho Management, Inc.                                 TX      Corporation

HLE Corporation                                        TX      Corporation

U.S. Lithotripsy, L.P.                                 TX      Limited Partnership

Metro I Stone Management, Ltd.                         TX      Limited Partnership

Mississippi Valley I Stone Management, L.P.            MO      Limited Partnership

East Texas I Stone Management, Ltd.                    TX      Limited Partnership

Dallas Stone Management, L.P.                          TX      Limited Partnership

S.C. Missouri Stone Management, L.P.                   MO      Limited Partnership

Tulsa Stone Management, L.P.                           OK      Limited Partnership

SE Colorado Lithotripsy, L.P.                          CO      Limited Partnership

Mississippi Valley II Stone Management, L.P.           MO      Limited Partnership

Missouri Valley Lithotripsy, L.P.                      MO      Limited Partnership

North Central Texas Lithotripsy, L.P.                  TX      Limited Partnership

White River Lithotripsy, LP                            CO      Limited Partnership

Central Texas Lithotripsy, LP                          TX      Limited Partnership

Central Dallas Lithotripsy, LP                         TX      Limited Partnership

Western Colorado Lithotripsy, LP                       CO      Limited Partnership

Oklahoma Lithotripsy, LP                               OK      Limited Partnership

Florida Lithology, Inc.                                FL      Corporation

Lithotripsy of East Texas, LP                          TX      Limited Partnership

N.C. Missouri Lithotripsy, LP                          MO      Limited Partnership

Rio Grande Lithotripsy, LP                             TX      Limited Partnership

Florida Lithology, Ltd.                                FL      Limited Partnership

Wave Forms Lithotripsy, LLC                            WA      Limited Liability Corporation

Big Country Lithotripsy, LP                            TX      Limited Partnership

Rolla Lithotripsy, LP                                  MO      Limited Partnership

Metro II Stone Management, LP                          TX      Limited Partnership

Ozarks Lithotripsy, LP                                 AR      Limited Partnership

OssaTronics of Houston                                 TX      Limited Liability Corporation

New Jersey Kidney Stone, LLC                           NJ      Limited Liability Corporation

Tyler Stone Services, LP                               TX      Limited Partnership

HT Lithotripsy Management Company, LLC                 GA      Limited Liability Corporation

HT Orthotripsy Management Company, LLC                 GA      Limited Liability Corporation

Orthotripsy Services of Anchorage, LP                  AK      Limited Partnership

Orthotripsy Services of Atlanta, LP                    GA      Limited Partnership

Orthotripsy Services of Austin, LP                     TX      Limited Partnership

Orthotripsy Services of Bakersfield, LP                CA      Limited Partnership

Orthotripsy Services of Baltimore, LP                  MD      Limited Partnership

Orthotripsy Services of Chattanooga, LP                TN      Limited Partnership

Orthotripsy Services of Chicago, LP                    IL      Limited Partnership

Orthotripsy Services of Cincinnati, LP                 OH      Limited Partnership

Orthotripsy Services of Eastern Tennessee, LP          TN      Limited Partnership

Orthotripsy Services of Memphis, LP                    TN      Limited Partnership

Orthotripsy Services of Houston, LP                    TX      Limited Partnership

Orthotripsy Services of Illinois, LP                   IL      Limited Partnership

Orthotripsy Services of Fayetteville, LP               NC      Limited Partnership

Orthotripsy Services of Metroplex, LP                  TX      Limited Partnership

Orthotripsy Services of New Mexico, LP                 NM      Limited Partnership

Orthotripsy Services of New Orleans, LP                LA      Limited Partnership

Orthotripsy Services of Ohio, LP                       OH      Limited Partnership

Orthotripsy Services of Oklahoma City, LP              OK      Limited Partnership

Orthotripsy Services of Philadelphia, LP               PA      Limited Partnership

Orthotripsy Services of Rochester, LP                  NY      Limited Partnership

Orthotripsy Services of San Antonio, LP                TX      Limited Partnership

Orthotripsy Services of San Francisco, LP              CA      Limited Partnership

Orthotripsy Services of Seattle, LP                    WA      Limited Partnership

Orthotripsy Services of South Central Michigan, LP     MI      Limited Partnership

Orthotripsy Services of Southeast Tennessee, L.P.      TN      Limited Partnership

Orthotripsy Services of Southern Idaho, LP             ID      Limited Partnership

OssaTron Services of Sioux Falls, LP                   ID      Limited Partnership

OssaTron Services of Tampa Bay, LP                     FL      Limited Partnership

OssaTron Services of the Ozarks, LP                    AR      Limited Partnership

OssaTron Services of Colorado, LP                      CO      Limited Partnership

OssaTron Services of the Southeast I, LP               GA      Limited Partnership

OssaTronics of Los Angeles, LLC                        CA      Limited Liability Corporation